May 8, 2013 Fiscal 2013 Third Quarter Financial Results Conference Call Exhibit 99.2

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.  When used herein, words such as “believe,”
“expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted EBITDA and related reconciliation presented here represents earnings before interest, taxes, depreciation and amortization as adjusted for restructuring/impairment charges, gross profit effects of capitalized profit in inventory from acquisition and acquisition contingency settlement, and gain on sale of investment. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the
Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.
Related to Onyx, adjusted gross profit and adjusted operating income exclude the gross profit effect of capitalized profit in inventory from acquisition and unusual write-downs of inventory and accounts receivable related to an Onyx customer (“Augustine”) which was excluded from the acquisition. Adjusted EBITDA related to Onyx represents operating income before depreciation and amortization as adjusted for the gross profit effect of capitalized profit in inventory from acquisition and unusual write-downs of inventory and accounts receivable related to an Onyx customer (“Augustine”) which was excluded from the acquisition.

• 3 Quarter Highlights • Fiscal 2013 YTD Financial Results • 3 Quarter Segmented Operating Results • Liquidity & Capital Resources • Outlook • Q & A Today’s Agenda rd rd 3

•
Awarded 18 new business programs during the third quarter of fiscal
2013 with estimated annual revenue of $11.3 million.
•
Sales backlog of approximately $208.8 million, including approximately
$32.2 million from the Company’s newly acquired business; a 42%
increase over a year ago.  Net of the Onyx acquisition, a 20% increase over a year ago.
•
The acquired Sparton Onyx business resulted in incremental net sales of $12.0 million, operating income of $0.1 million and adjusted EBITDA of $1.1 million for the quarter.
3   Quarter Highlights

rd

Consolidated Financial Results
Fiscal 2013 YTD
(Adjusted) (Adjusted) (Adjusted)
2013 2012 2013 2012
Net Sales $ 178,879 $ 162,251 $  178,879 $   162,251 $     16,628 $     18,089 $     (1,461)
Gross Profit 28,663 26,241 29,229 26,135 3,094 2,435 659
16.0% 16.2% 16.3% 16.1% 13.5%
Selling and Administrative Expense 19,650 16,455 19,650 16,455 (3,195) 1,665 (1,530)
11.0% 10.1% 11.0% 10.1%
Internal R&D Expense 889 963 889 963 74 - 74
Amortization of intangible assets 984 330 984 330 (654) 688 34
Restructuring/impairment charges - (59) - - - -
Other operating expense, net 16 74 16 74 58 - 58
Operating Income 7,124 8,478 7,690 8,313 (623) 82 (705)
4.0% 5.2% 4.3% 5.1% 0.5%
Income Before Provision For Income Tax 7,108 8,502 7,674 8,210 (536) 105 (641)
Provision For  Income Taxes 271 3,046 2,526 2,941 415 35   380
Net Income $      6,837 $      5,456 $      5,148 $      5,269 $         (121) $            70 $       (191)
3.8% 3.4% 2.9% 3.2%
Income per Share (Basic) $        0.67 $        0.53 $        0.50 $        0.52 $        (0.02) $      (0.02)
Income per Share (Diluted) $        0.67 $        0.53 $        0.50 $        0.51 $        (0.01) $      (0.01)
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including imputing taxes at 32% effective rates for FY2013 and FY2012, respectively)
Onyx
Legacy YoY
Variance
(Reported) (Adjusted)
9 months ended Mar. 31, 9 months ended Mar. 31,
Total YoY
Variance
-

Consolidated Financial Results
Adjusted EBITDA

2013 2012
Net Income $      6,837 $      5,456 $    1,381
Interest expense 390 522 (132)
Interest income (99) (73) (26)
Provision for income taxes 271 3,046 (2,775)
Depreciation and amortization 3,036 1,272 1,764
Restructuring/impairment charges - (59) 59
Gross profit effect of acquisition
1
566 - 566
Gross profit effect of acquisition
2
- (106) 106
Gain on sale of investment - (127) 127
Adjusted EBITDA $    11,001 $      9,931 $    1,070
6.1% 6.1%
Onyx adjusted EBITDA $      1,562 $                - $    1,562
Adjusted EBITDA without Onyx $      9,439 $      9,931 $      (492)
5.9% 6.1%
1 - Gross profit effect of capitalized profit in inventory from acquisition
2 - Gross profit effect of acquisition contingency settlement
9 months ended Mar. 31,
YoY
Variance

Sales Results
Sales Results
Medical
Medical
SEGMENT 2013 % of Total 2012 % Change 2013 % of Total 2012 % Change
Medical
(with Onyx)
$    39,139 61% $    27,046 45% $  102,002 57% $    82,533 24%
Complex Systems $    16,482 26% $    12,812 29% $     42,888 24% $    37,921 13%
DSS 12,918 20% 19,363 -33% 47,526 27% 53,126 -11%
Eliminations (4,659) -7% (4,173) 12% (13,537) -8% (11,329) 20%
Totals $    63,880 100% $    55,048 16% $ 178,879 100% $ 162,251 10%
SEGMENT 2013 % of Total 2012 % Change 2013 % of Total 2012 % Change
Medical
(without Onyx)
$    27,165 52% $    27,046 0% $    83,913 52% $    82,533 2%
Complex Systems $    16,482 32% $    12,812 29% $    42,888 27% $    37,921 13%
DSS 12,918 25% 19,363 -33% 47,526 29% 53,126 -11%
Eliminations (4,659) -9% (4,173) 12% (13,537) -8% (11,329) 20%
Totals
$    51,906
100%
$    55,048
-6%
$ 160,790
100%
$ 162,251
-1%
($ in 000’s)
SALES (with Onyx)
3 Months Ended March 31, 9 Months Ended March 31,
SALES (without Onyx)
3 Months Ended March 31, 9 Months Ended March 31,

Gross Profit Results
Gross Profit Results
Medical
Medical
SEGMENT 2013 GP %  2012 GP %  2013 GP %  2012 GP %
Medical
(with Onyx)
$       5,339 13.6% $       3,593 13.3% $   14,443 14.2% $    11,090 13.4%
Complex Systems 1,890 11.5% 933 7.3% 4,414 10.3% 3,327 8.8%
DSS 2,813 21.8% 4,635 23.9% 10,372 21.8% 11,824 22.3%
Totals $    10,042 15.7% $       9,161 16.6% $    29,229 16.3% $    26,241 16.2%
SEGMENT 2013 GP %  2012 GP %  2013 GP %  2012 GP %
Medical
(without  Onyx)
$       3,771 13.9% $       3,593 13.3% $   12,008 14.3% $    11,090 13.4%
Complex Systems 1,890 11.5% 933 7.3% 4,414 10.3% 3,327 8.8%
DSS 2,813 21.8% 4,635 23.9% 10,372 21.8% 11,824 22.3%
Totals $    8,474 16.3% $       9,161 16.6% $    26,794 16.7% $    26,241 16.2%
($ in 000’s)
ADJUSTED GROSS MARGIN (with Onyx)
3 Months Ended March 31, 9 Months Ended March 31,
GROSS MARGIN (without Onyx)
3 Months Ended March 31, 9 Months Ended March 31,

Sales & Gross Profit Results
Sales & Gross Profit Results
Complex Systems
Complex Systems
SEGMENT 2013 % of Total 2012 % Change 2013 % of Total 2012 % Change
Medical
(with Onyx)
$    39,139 61% $    27,046 45% $    102,002 57% $    82,533 24%
Complex Systems 16,482 26% 12,812 29% 42,888 24% 37,921 13%
DSS 12,918
20%
19,363
-33%
47,526
27%
53,126
-11%
Eliminations (4,659)
-7%
(4,173)
12%
(13,537)
-8%
(11,329)
20%
Totals $    63,880
100%
$    55,048
16%
$ 178,879
100%
$ 162,251
10%
SEGMENT 2013 GP %  2012 GP %  2013 GP %  2012 GP %
Medical (with Onyx)
$       5,339
13.6%
$       3,593
13.3%
$    14,443
14.2%
$    11,090
13.4%
Complex Systems 1,890
11.5%
933
7.3%
4,414
10.3%
3,327
8.8%
DSS 2,813
21.8%
4,635
23.9%
10,372
21.8%
11,824
22.3%
Totals $    10,042
15.7%
$       9,161
16.6%
$    29,229
16.3%
$    26,241
16.2%
($ in 000’s)
3 Months Ended March 31,
3 Months Ended March 31,
9 Months Ended March 31,
9 Months Ended March 31,
SALES
ADJUSTED GROSS MARGIN

Sales & Gross Profit Results
Sales & Gross Profit Results
Defense & Security Systems
Defense & Security Systems

SEGMENT 2013 % of Total 2012 % Change 2013 % of Total 2012 % Change
Medical
(with Onyx)
$    39,139 61% $    27,046 45% $ 102,002 57% $    82,533 24%
Complex Systems 16,482 26% 12,812 29% 42,888 24% 37,921 13%
DSS 12,918 20% 19,363 -33% 47,526 27% 53,126 -11%
Eliminations (4,659) -7% (4,173) 12% (13,537) -8% (11,329) 20%
Totals $    63,880 100% $    55,048 16% $ 178,879 100% $ 162,251 10%
SEGMENT 2013 GP %  2012 GP %  2013 GP %  2012 GP %
Medical
(with Onyx)
$      5,339 13.6% $       3,593 13.3% $    14,443 14.2% $    11,090 13.4%
Complex Systems 1,890 11.5% 933 7.3% 4,414 10.3% 3,327 8.8%
DSS 2,813 21.8% 4,635 23.9% 10,372 21.8% 11,824 22.3%
Totals $    10,042 15.7% $       9,161 16.6% $    29,229 16.3% $    26,241 16.2%
($ in 000’s)
3 Months Ended March 31,
3 Months Ended March 31,
9 Months Ended March 31,
9 Months Ended March 31,
SALES
ADJUSTED GROSS MARGIN

sparton
Empowering your Vision

Outstanding Debt ($ '000)
Debt:Equity Ratio

Liquidity & Capital Resources
Liquidity & Capital Resources
0
25,000
50,000

0
0.05
0.1
0.15
0.2
0.25
0.3
0.35
0.4
0.45
0.42
22,959
0.16
14,572
1,917
1,796 1,669
0.03
0.02
0.02
Jun-09 Jun-10 Jun-11 Jun-12 Mar-13
($ in '000) Mar-12 Jun-12 Sep-12 Dec-12 Mar-12
Cash and equivalents 26,682 46,950 43,096 6,066 4,358
LOC Availability 16,469 16,277 16,012 51,000 52,000
Total 43,151 63,227 59,108 57,066 56,358
($ in '000)
Mar-12 Jun-12 Sep-12 Dec-12 Mar-12
Credit Revolver - - - 14,000 13,000
IRB (Ohio) 1,702 1,669 1,637 1,604 1,572
Total 1,702 1,669 1,637 15,604 14,572
($ in '000)
Mar-12 Jun-12 Sep-12 Dec-12 Mar-12
Net Inventory 39,252 35,102 38,467 45,367 46,928
Cash Availability
Debt
Inventory

• Implementation of the strategic growth plan
– Continue to gain traction on a nationally focused direct selling effort
– Further leverage Viet Nam as a low cost country alternative and in-region provider
– Maintain our level of investment in internal research & development to commercially extend our product lines
– Continue to enable our engineering workforce to develop new and innovative proprietary solutions for our end markets
– Continue to seek out complementary and compatible acquisitions
• Focus on sustained profitability
– Continue margin improvements in Complex Systems
– Increase capacity utilization
– Improve the working capital turnover rate
– Continue additional improvements in operating performance through lean and quality efforts
• Initiate a $3.0 million company stock buyback plan
Fiscal 2013 Outlook
Fiscal 2013 Outlook
We remain highly optimistic for fiscal 2013 and continue to expect year-over-year increases in revenue and profitability from our legacy business, only to be enhanced by the inclusion of the Onyx acquisition.

Q & A 13